UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                             Date of reported event:

                                 August 6, 2003

                     Birner Dental Management Services, Inc.

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             (Exact name of registrant as specified in its charter)

                                    Colorado

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         (State or other jurisdiction of incorporation or organization)

                   0-23367                         84-1307044
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          (Commission File Number)      (IRS Employer Identification No.)

                  3801 East Florida Avenue, Suite 508, Denver, CO  80210
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              (Address of principal executive offices) (Zip code)

                                 (303) 691-0680

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              (Registrant's telephone number, including area code)

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         (Former name, former address and former fiscal year, if changed since last report.)

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Item 12.          Earnings Release.

On August 6, 2003, Birner Dental Management Services, Inc. issued the attached press release reporting its financial results for the second quarter ended June 30, 2003. The press release is filed as Exhibit 99.3.

(c)      Exhibits

Exhibit No.       Description

99.3              Earnings Release of Birner Dental  Management  Services,  Inc.
                  dated August 6, 2003.




















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
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                                    a Colorado corporation

Date:  August 6, 2003               By:         /s/ Dennis N. Genty
                                    -----------------------------------------
                                    Name:    Dennis N. Genty
                                    Title:  Chief Financial Officer,

                                            Secretary, Treasurer and Director
                                            (Principal Financial and
                                            Accounting Officer)